UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 1, 2008

Transbotics Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-18253	56-1460497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3400 Latrobe Drive Charlotte, NC	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (704) 362-1115

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

Transbotics Corporation announced today it has received an order for an Automatic Guided Vehicle (AGV) system from a new customer that manufactures forklifts. The order, totaling approximately $1,900,000, is to be installed over approximately eight months and will include multiple wire-guided assembly vehicles, controls, hardware, and other related equipment, software, and engineering services.

Item 9.01     Financial Statements and Exhibits.

 (c)  Exhibits

 Exhibit 99.1: Copy of press release announcing receipt of order

 Exhibit 99.2: Purchase Orders from customer dated January 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSBOTICS CORPORATION

Date:	February 1, 2008	By:	/s/ Charles W. Robison
Charles W. Robison
Chief Executive Officer
(principal executive officer)
		By:	/s/ Claude Imbleau
Claude Imbleau
Chief Financial Officer